UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2007

UNION DRILLING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51630	16-1537048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4055 International Plaza, Suite 610
Fort Worth, Texas		76109
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (817) 735-8793

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On March 7, 2007, Union Drilling, Inc. issued a press release announcing financial results for the quarter and twelve months ended December 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2007, John J. Moon, a member of the Board of Directors of Union Drilling, Inc. and a member of the Compensation Committee and the Corporate Governance and Nominating Committee of the Board, resigned from the Board effective immediately. Also on March 7, 2007, Dan E. Steigerwald resigned as Chief Financial Officer, Treasurer and Secretary of Union Drilling, Inc. effective April 1, 2007. Neither Mr. Moon’s resignation nor Mr. Steigerwald’s resignation is the result of any disagreement with the operations, policies or practices of Union Drilling, Inc.

Also on March 7, 2007, the Board appointed A.J. Verdecchia as Chief Financial Officer, Treasurer and Secretary of Union Drilling, Inc., effective April 1, 2007. Mr. Verdecchia was not selected pursuant to any arrangement or understanding with any person. Mr. Verdecchia is 40 years of age and has served as the Corporate Controller of Union Drilling, Inc. since May 2006. From November 2005 to May 2006, Mr. Verdecchia served as Director of Finance & Operations at Citrix Systems, Inc., San Jose, CA. From April 2004 to November 2005, Mr. Verdecchia served as Business Unit Controller at Coherent, Inc., San Jose, CA. From April 2001 to April 2004, Mr. Verdecchia served as Treasurer at Lumenis Inc., San Jose, CA. Union Drilling, Inc. has not been a participant in any transaction since the beginning of its last fiscal year, and is not a participant in any currently proposed transaction, in which Mr. Verdecchia, or any member of his immediate family, has a direct or indirect material interest, within the meaning of Item 404(a) of Regulation S-K. Mr. Verdecchia is not related to any of the other officers or Directors of Union Drilling, Inc.

A copy of the press release issued by Union Drilling, Inc. announcing these events is attached hereto as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release dated March 7, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION DRILLING, INC.
Date: March 9, 2007	By:	/s/ Christopher D. Strong
Christopher D. Strong, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 7, 2007